UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2005
                                                         -----------------


                            FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


              Ohio                        0-27916                 34-1921148
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(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)


                   321 North Wooster Avenue, Dover, Ohio 44622
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
                                                           --------------


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.
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      On December 2, 2005, Ancora Advisors, LLC and the members of its filing group (collectively, "Ancora") filed a Schedule 13D/A. This Schedule 13D/A included a letter that Ancora sent to FFD Financial Corporation ("FFD") requesting that FFD's Board of Directors (the "Board") approve any purchases of shares by Ancora that would result in Ancora becoming an "interested shareholder" for purposes of Chapter 1704 of the Ohio Revised Code. On December 14, 2005, FFD informed Ancora that the Board had determined that it was not in the best interests of FFD for the Board to approve purchases of shares by Ancora for purposes of Chapter 1704 of the Ohio Revised Code.

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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FFD FINANCIAL CORPORATION



                                           By: /s/ Trent B. Troyer
                                               ---------------------------------
                                           Trent B. Troyer
                                           President and Chief Executive Officer


Date:  December 15, 2005